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                                                                    EXHIBIT 10.2

                               EIGHTH AMENDMENT TO
                          CREDIT AGREEMENT AND CONSENT


         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Amendment"), dated as of August 2, 2000, is by and among THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (the "Borrower"), certain Subsidiaries of the Borrower (each a "Subsidiary Guarantor", and collectively, the "Subsidiary Guarantors"), the Lenders identified on the signature pages hereto (the "Lenders") and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as Agent for the Lenders (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of July 29, 1998 (as amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

         1. Amendment. Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  8.10     FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.

                  The Credit Parties will not permit any Consolidated Party to
         (a) amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) in a manner materially adverse to the Lenders or (b) change its fiscal year. The Credit Parties will promptly deliver to the Agent copies of any amendments, modifications and changes to the articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) of any Consolidated Party.

         2. Consent. The Required Lenders hereby (i) consent to the amendment of the Borrower's articles of incorporation which designates 500,000 shares of preferred stock as "Participating Preferred Stock" as described in Appendix A to that certain Shareholder Protection Rights Agreement (the "Shareholder Agreement") between The Profit Recovery Group International, Inc. and First Union National Bank in substantially the form of the draft of such agreement dated July 28, 2000 delivered to the Lenders and (ii) acknowledge that the non-cash

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dividend of one "Right" (as defined in the Shareholder Agreement) granted to the shareholders of the Borrower (the "Shareholders") in respect of each share of common stock of the Borrower does not constitute a Restricted Payment. Each such Right entitles the Shareholders to purchase securities of the Borrower pursuant to the terms and subject to the conditions set forth in the Shareholder Agreement.

         3.       Conditions Precedent.

                  (a) This Amendment shall become effective upon the receipt by the Agent of counterparts of this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Agent and the Required Lenders.

                  (b) The Agent shall have received satisfactory evidence that the Shareholder Protection Agreement has been duly adopted.

         4.       Miscellaneous.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties acknowledge and confirm (i) that the Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (ii) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (iii) that the Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (iv) by entering into this Amendment, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

                  (c) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default and (iii) no Credit Party has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if any Credit Party has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.


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                  (d)      This Amendment may be executed in any number of
         counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

                  (e) This Amendment shall be governed by and construed in accordance with, the laws of the State of Georgia.

                  (f) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (g) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

                  (h) Each Credit Party hereby represents and warrants as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                           (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

                  (i) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

                  (j) This Amendment together with the other Credit Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Credit Documents or the transactions contemplated herein and therein.


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         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                          THE PROFIT RECOVERY GROUP
                                   INTERNATIONAL, INC., a Georgia corporation


                                   By: /s/ SCOTT COLABUONO
                                      ---------------------------------------
                                   Name:  Scott Colabuono
                                   Title: Executive Vice President and C.F.O.


SUBSIDIARY
GUARANTORS:                        PRGFS, INC.
                                   PRGLS, INC.
                                   PRGRS, INC., each a Delaware corporation


                                   By: /s/ SCOTT COLABUONO
                                      ---------------------------------------
                                   Name:  Scott Colabuono
                                   Title: Executive Vice President and C.F.O.

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SUBSIDIARY
GUARANTORS:                        THE PROFIT RECOVERY GROUP
                                       INTERNATIONAL I, INC.
                                   THE PROFIT RECOVERY GROUP U.K., INC.
                                   THE PROFIT RECOVERY GROUP ASIA,
                                       INC.
                                   THE PROFIT RECOVERY GROUP CANADA,
                                       INC.
                                   THE PROFIT RECOVERY GROUP NEW
                                       ZEALAND, INC.
                                   THE PROFIT RECOVERY GROUP
                                       NETHERLANDS, INC.
                                   THE PROFIT RECOVERY GROUP BELGIUM,
                                       INC.
                                   THE PROFIT RECOVERY GROUP MEXICO,
                                       INC.
                                   THE PROFIT RECOVERY GROUP FRANCE,
                                       INC.
                                   THE PROFIT RECOVERY GROUP
                                       AUSTRALIA, INC.
                                   THE PROFIT RECOVERY GROUP
                                       GERMANY, INC.
                                   PRG INTERNATIONAL HOLDING
                                       COMPANY, INC.
                                   THE PROFIT RECOVERY GROUP
                                       SWITZERLAND, INC.
                                   THE PROFIT RECOVERY GROUP SOUTH
                                       AFRICA, INC.,
                                   THE PROFIT RECOVERY GROUP
                                       SPAIN, INC.
                                   THE PROFIT RECOVERY GROUP
                                       ITALY, INC.,
                                   PAYMENT TECHNOLOGIES, INC., each a
                                   Georgia corporation


                                   By: /s/ SCOTT COLABUONO
                                      ---------------------------------------
                                   Name:  Scott Colabuono
                                   Title: Executive Vice President and C.F.O.

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AGENT:                             BANK OF AMERICA, N.A.,
                                   (formerly NationsBank, N.A.),
                                   individually in its capacity as a
                                   Lender and in its capacity as Agent


                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


LENDERS:                           UNION BANK OF CALIFORNIA, N.A.


                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   FIRST UNION NATIONAL BANK

                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   WACHOVIA BANK, N.A.


                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   FLEET NATIONAL BANK


                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

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                                   SUNTRUST BANK, ATLANTA


                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   LASALLE BANK NATIONAL ASSOCIATION


                                   By:
                                       ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------